UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2024

CACTUS ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note

On March 25, 2024, the Company issued an unsecured promissory note to Energi Holding Limited (the “Lender”) with a principal amount up to $600,000 (the “Note”). The Note is repayable in full upon the earlier of (a) November 1, 2024, (b) the date of the consummation of the Company’s initial business combination or (c) the date of the liquidation of the Company (such earlier date, the “Maturity Date”). The Note bears no interest, however, an establishment fee, a line fee and an exit fee totaling in aggregate 9.0% per annum are payable on the Maturity Date.

As an inducement for the Lender to fund the Note, EVGI Limited (“EVGI”) and the Lender have agreed that (a) EVGI and the Lender shall enter into an agreement pursuant to which the Lender may elect upon forfeiture of its rights to payment of amounts outstanding under the Note to receive a number of the Company’s Class A Ordinary Shares held of record by EVGI to be determined in such agreement and (b) EVGI shall transfer to the Lender 600,000 of the Company’s Class A ordinary shares held of record by EVGI for no consideration at such time and on such terms as shall be agreed.

On March 25, 2024, the Lender advanced $600,000 to the Company under the Note. If the Company does not consummate an initial business combination by the Maturity Date the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The foregoing description of the Note is qualified in its entirety by reference to the text of the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Promissory Note dated March 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Emmanuel Meyer
Name:	Emmanuel Meyer
Title:	Director

Date: March 27, 2024